Exhibit 10.1

Execution Version

REVEL AC, INC.

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 12, 2013, and entered into among Revel AC, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”). Reference is made to the Credit Agreement dated as of May 3, 2012 (as amended pursuant to that certain First Amendment to Credit Agreement, dated as of August 22, 2012, that certain Incremental Facility Amendment, dated as of August 22, 2012, that certain Incremental Facility Amendment, dated as of August 27, 2012, that certain Second Amendment to Credit Agreement, dated as of December 20, 2012; that certain Third Amendment to Credit Agreement, dated as of January 30, 2013; and that certain Fourth Amendment to Credit Agreement, dated as of February 5, 2013, as so amended, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the other parties thereto. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement (as amended by this Amendment).

W I T N E S S E T H :

WHEREAS, Borrower has requested certain amendments to the Credit Agreement in the manner set forth in this Amendment; and

WHEREAS, the Lenders that have signed this Amendment, the Issuing Bank and the Administrative Agent have consented and agreed to the modifications to the Credit Agreement set forth in this Amendment, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Credit Agreement.

(A) The following definition of “Escrow Agent” is hereby added to Section 1.01 in the correct alphabetical order:

“‘Escrow Agent” shall mean Fidelity National Title Insurance Company (or such other escrow agent as the Administrative Agent and Borrower shall designate).”

(B) The following definition of “Fifth Amendment” is hereby added to Section 1.01 in the correct alphabetical order:

“‘Fifth Amendment” shall mean that certain Fifth Amendment to Credit Agreement, dated as of the Fifth Amendment Effective Date, among the Borrower, the Guarantors, the Lenders party thereto, the Administrative Agent and the Issuing Bank.”

(C) The following definition of “Fifth Amendment Effective Date” is hereby added to Section 1.01 in the correct alphabetical order:

“‘Fifth Amendment Effective Date” shall mean February 12, 2013.”

(D) The following definition of “Second Amendment Day Club CapEx LC” is hereby added to Section 1.01 in the correct alphabetical order:

“Second Amendment Day Club CapEx LC” shall mean a reducing Letter of Credit issued for the account of the Borrower for the benefit of the Escrow Agent (or such other Person as may be approved by the Administrative Agent in its sole discretion) to pay for Second Amendment Day Club CapEx in accordance with Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment).”

(E) The following definition of “Second Amendment Day Club CapEx LC Maximum Amount” is hereby added to Section 1.01 in the correct alphabetical order:

“Second Amendment Day Club CapEx LC Maximum Amount” shall mean, as of any date of determination, an amount equal to $9,500,000 less the amount drawn under the Second Amendment Day Club CapEx LC at any time prior to such date plus the amount by which the Second Amendment Day Club CapEx LC Maximum Amount may be increased pursuant to Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment).”

(F) Section 2.18(b) of the Credit Agreement is hereby amended by deleting “$5.0 million” in clause (i) of the final sentence thereof and inserting in replacement therefor “the sum of (x) $5.0 million plus (y) the then applicable Second Amendment Day Club CapEx LC Maximum Amount.”

(G) Section 2.18(j) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting the following in replacement therefor:

“From and after the Fifth Amendment Effective Date, as a condition precedent to the issuance by any Issuing Bank of a Letter of Credit (excluding the Second Amendment Day Club CapEx LC) or the amendment to any Letter of Credit outstanding as of the Fifth Amendment Effective Date that has the result of increasing the face amount thereof (excluding an amendment to the Second Amendment Day Club CapEx LC that does not result in the face amount thereof being in excess of the lesser of (x) $9,500,000 and (y) the Second Amendment Day Club CapEx LC Maximum Amount as of the date of such amendment), Borrower shall provide Cash Collateral in an amount equal to one hundred three percent (103%) of the LC Exposure with respect to such Letters of Credit (or (A) with respect to a Letter of Credit outstanding as of the Second Amendment Effective Date in an amount equal to the increase in the face amount thereof, if any or (B) with respect to the Second Amendment Day Club CapEx LC in an amount equal to the increase in the face amount thereof in excess of the lesser of (x) $9,500,000 and (y) the Second Amendment Day Club CapEx LC Maximum Amount as of the date of such amendment, if any).”

(H) Section 3.12 of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“SECTION 3.12 Use of Proceeds.

(a) Borrower will use the proceeds of the Revolving Loans only for working capital, general corporate purposes and for Second Amendment Amenities CapEx to the extent set forth on Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment).

(b) Borrower will use the proceeds of the Term Loan only (i) for application on the Second Amendment Effective Date to the payment of the then outstanding principal balance and all other amounts due and owing with respect to each Loan outstanding immediately prior to the effectiveness of the Second Amendment and (ii) for the purposes set forth on Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment).”

(I) Section 6.10(d)(ii) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“(ii) Permit Expansion Capital Expenditures commenced after the Second Amendment Effective Date other than (x) those reflected in the budget utilized in the construction of the Project or incurred in connection with the construction of the Project (including those funded pursuant to the Disbursement Agreement) and (y) those set forth on Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment) in the amounts set forth thereon.”

(J) Section 6.10(e) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“(e) Minimum Liquidity Requirement. Permit, at any time during the periods set forth below, the sum of (x) the unused amount of the Revolving Commitments plus (y) the lesser of (1) $5,000,000 and (2) the amount of Cash and Cash Equivalents of the Borrower (excluding Cage Cash and amounts held in accounts subject to the Disbursement Agreement or the Second Amendment Escrow Agreement or in a blocked account at the Administrative Agent pending transfer to the Second Amendment Escrow Agreement) (the sum of (x) and (y), together, the “Minimum Liquidity Requirement”) to be less than the sum of (a) the Second Amendment Amenities CapEx Budget Reserve as of the date of determination and (b) the amounts set below for such periods:

TIME PERIOD	MINIMUM LIQUIDITY REQUIREMENT
12/20/12 through 1/29/13	$75,000,000
1/30/13 through 2/8/13	$66,000,000
2/9/13 through 2/12/13	$59,000,000
2/13/13 through 2/19/13	$55,000,000
2/20/13 through 4/15/13	$50,000,000
4/16/13 through 5/15/13	$45,000,000
5/16/13 through 7/1/13	$20,000,000

; provided that the Minimum Liquidity Requirement shall be decreased for the period from, and including, the Business Day immediately preceding a holiday or a weekend to, and including, the Business Day immediately succeeding such holiday or weekend, by the amount, not to exceed $3,000,000 in the aggregate, of any Borrowing of Revolving Loans the proceeds of which are used by the Borrower to fund Cage Cash during such period, solely to the extent that each such Borrowing is repaid on the last day of such period.

The amount of the Minimum Liquidity Requirement is subject to adjustment upwards from time to time in respect of certain amounts received by the Borrower relating to cost efficiencies or other savings in accordance with the provisions of Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment).”

2. Conditions to Effectiveness. This Amendment shall not become effective unless and until the conditions precedent set forth below have been satisfied or the satisfaction thereof has been waived in writing by the Required Lenders (the date of such effectiveness, the “Fifth Amendment Effective Date”):

(A) Amendment. Receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Administrative Agent, the Borrower and the Required Lenders (and by executing and delivering a counterpart hereto, each such Person confirms it consents to the amendments to the Credit Agreement and the other provisions set forth herein).

(B) Consents. All necessary consents to the effectiveness of this Amendment, including any approval of any Gaming Authority required in accordance with any Gaming Law, shall have been obtained and shall be in full force and effect.

3. Repayment Condition Precedent to Second Amendment Day Club CapEx LC Issuance. As a condition precedent to the issuance of the Second Amendment Day Club CapEx LC, the Revolving Loans shall have been repaid by an amount equal to $9,500,000, and the Borrower and the Lenders party hereto hereby agree and instruct the Administrative Agent to make such repayment (upon notification by the Borrower) with the $9,500,000 from the proceeds of the Term Loan deposited on the Second Amendment Effective Date into a blocked account at the Administrative Agent to pay for Second Amendment Day Club CapEx in accordance with Section 3.12 of the Second Amendment.

4. Reference to and Effect on the Credit Agreement. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

5. Representations and Warranties. The Borrower hereby represents and warrants as of the Fifth Amendment Effective Date that, (a) immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing and (b) immediately before and after giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date.

6. Costs and Expenses. Borrower agrees to reimburse the Administrative Agent, each other Agent and each Lender for their respective accrued, unpaid and ongoing expenses incurred by them in connection with the Credit Agreement and protection of their rights thereunder and this Amendment, including the fees, charges and disbursements of (a) counsel to such parties limited to (i) one primary counsel for the Agents (presently Cadwalader, Wickersham & Taft LLP), (ii) one primary counsel for the Lenders (presently Paul, Weiss, Rifkind, Wharton & Garrison LLP), (iii) gaming counsel for the Agents (presently Michael & Carroll), (iv) gaming counsel for the Lenders (presently Fox Rothschild LLP) and (v) to the extent reasonably necessary or advisable, local counsel in New Jersey and (b) any financial advisors, investment bankers and other specialty consultants retained by the Administrative Agent or counsel for the Agents and the Lenders.

7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

REVEL AC, INC.,
as Borrower

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL AC, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL ATLANTIC CITY, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL ENTERTAINMENT GROUP, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

NB ACQUISITION, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

[Signature Page to Fifth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and a Lender

By:	/s/ Susan E. Atkins
	Name:	Susan E. Atkins
	Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

AMERICAN FUNDS INSURANCE SERIES, HIGH-INCOME BOND FUND

Capital Research and Management Company, for and on behalf of American Funds Insurance Series, High-Income Bond Fund

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

AMERICAN HIGH-INCOME TRUST

By:	Capital Research and Management Company, for and on behalf of American High-Income Trust

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

WELLS FARGO PRINCIPAL LENDING, LLC,
as a Lender

By:	/s/ R. Michael Bohannon
	Name:	R. Michael Bohannon
	Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

AAI Canyon Fund plc, solely in respect of Canyon Reflection Fund
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon Capital Arbitrage Master Fund, Ltd.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon Balanced Master Fund, Ltd.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon Distressed Opportunity Master Fund, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

The Canyon Value Realization Master Fund, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon-GRF Master Fund, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

Canyon-GRF Master Fund II, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon-TCDRS Fund, LLC
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon Value Realization Fund, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Permal Canyon Fund Ltd.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon Value Realization MAC 18 Ltd.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Citi Canyon Ltd.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

J. P. Morgan Whitefriars Inc.

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney - in - Fact

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD.,
as a Lender

By:	Chatham Asset Management, LLC, Investment Advisor

By:	/s/ Kevin O’Malley
	Name:	Kevin O’Malley
	Title:	Member

[Signature Page to Fifth Amendment to Credit Agreement]

CHATHAM EUREKA FUND, L.P.,
as a Lender

By:	Chatham Asset Management, LLC, Investment Advisor

By:	/s/ Kevin O’Malley
	Name:	Kevin O’Malley
	Title:	Member

[Signature Page to Fifth Amendment to Credit Agreement]

Schedule 3.12

[Attached]

Schedule 3.12

(A) The definition of “Second Amendment CapEx Basket” in Schedule 3.12 to the Second Amendment is hereby amended by deleting such definition in its entirety and inserting the following in replacement therefor:

““Second Amendment CapEx Basket” shall mean, as of the date of determination, (a) the sum of (i) the excess of $10,000,000 over the aggregate amount actually spent by Borrower in respect of Second Amendment Amenities CapEx at the time of the delivery of the certificate of a Responsible Officer of Borrower pursuant to this Schedule 3.12 certifying substantial completion of such items, (ii) the excess of $9,500,000 over the aggregate amount actually spent by Borrower in respect of Second Amendment Day Club CapEx at the time of substantial completion of the Day Club, and (iii) the excess of $26,500,000 over the aggregate amount actually spent by Borrower in respect of Second Amendment Completion CapEx at the time of substantial completion of the Second Amendment Completion CapEx, in each case, as may be increased as a result of a reallocation upon the occurrence of the Second Amendment Amenities CapEx Final Completion, Second Amendment Completion CapEx Final Completion and/or Second Amendment Day Club CapEx Final Completion, as applicable, less (b) the aggregate amount of any amount of the Second Amendment CapEx Basket used for Second Amendment Amenities CapEx, Second Amendment Day Club CapEx or Second Amendment Completion CapEx in accordance with Schedule 3.12 to the Second Amendment.”

(B) The section entitled “Concerning the Second Amendment Day Club CapEx” in Schedule 3.12 to the Second Amendment is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“Concerning the Second Amendment Day Club CapEx

On or after the Fifth Amendment Effective Date, the Issuing Bank shall issue the Second Amendment Day Club CapEx LC for the account of the Borrower for the benefit of the Escrow Agent (or such other Person as may be approved by the Administrative Agent in its sole discretion) in a face amount equal to the Second Amendment Day Club CapEx LC Maximum Amount. The procedure for drawings by the Escrow Agent (or such other Person for whose benefit the Second Amendment Day Club CapEx LC has been issued) under the Second Amendment Day Club CapEx LC shall be as set forth in the Second Amendment Escrow Agreement (or, in the event the beneficiary of the Second Amendment Day Club CapEx LC is not the Escrow Agent, the other documentation governing such drawings as may be acceptable to the Administrative Agent, including, without limitation, the drawing certificate for the Second Amendment Day Club CapEx LC) and the proceeds of each such drawing shall be used by the Escrow Agent (or such Person) solely to make payments with respect to, or as payment for, Second Amendment Day Club CapEx.

If Angel Management Group Clubs (“AMG”) honors its obligation to make a capital contribution to a joint venture of Borrower in respect of the cost of the Second Amendment Day

Club CapEx, such joint venture of Borrower may retain such funds, and the Minimum Liquidity Requirement shall be increased by an amount equal to 75% of the amount of such capital contribution from AMG.

Drawings under the Second Amendment Day Club CapEx LC shall be the sole source of funds for the payment of Second Amendment Day Club CapEx; provided that in the event that the Second Amendment Day Club CapEx LC is insufficient to complete and pay for the Second Amendment Day Club CapEx, the Second Amendment Day Club CapEx LC Maximum Amount may be increased by Borrower in an amount not to exceed the amount of Second Amendment CapEx Basket then available upon the delivery of a certificate of a Responsible Officer of the Borrower to the Administrative Agent (i) requesting that the Second Amendment Day Club CapEx LC Maximum Amount be increased by the amount set forth in such certificate, (ii) describing in detail the reasons for the need for the increase in such amount and (iii) certifying that such amount is then available in the Second Amendment CapEx Basket (accompanied by calculations supporting such certification). Administrative Agent will promptly forward a copy of each such certificate to the Lenders and the Issuing Bank.

Borrower shall use its commercially reasonable efforts to cause the Second Amendment Day Club CapEx to be completed by May 31, 2013. The disbursement of funds for the completion of the Day Club and related matters shall be governed by the Second Amendment Escrow Agreement (or, in the event the beneficiary of the Second Amendment Day Club CapEx LC is not the Escrow Agent, the other documentation governing such drawings as may be acceptable to the Administrative Agent, including, without limitation, the drawing certificate for the Second Amendment Day Club CapEx LC). Upon Second Amendment Day Club CapEx Final Completion, if the cost to complete the Second Amendment Day Club CapEx is less than $9,500,000, then, upon cancellation of the Second Amendment Day Club CapEx LC, the face amount of the Second Amendment Day Club CapEx LC as of such cancellation that represents the excess of $9,500,000 over the actual cost of completion and that have not otherwise been reallocated in respect of the Second Amendment CapEx Basket shall, subject to the option of the Borrower as notified to the Administrative Agent, either (1) increase the amount of the Minimum Liquidity Requirement by an amount equal to 75% of the amount so cancelled, and the Administrative Agent shall promptly notify the Borrower and the Revolving Lenders of such change or (2) be drawn by the Borrower as a Revolving Loan, the proceeds of which shall be transferred into a blocked account at the Administrative Agent, subject to the security interest created by the Security Agreement, to be held in such blocked account and reallocated to the Second Amendment CapEx Basket for further allocation by the Borrower to the amounts set forth in clauses (a)(i) and/or (a)(iii) thereof in accordance with the definition thereof.”